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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 3, 2001


                            FOUNDATION BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            OHIO                        0-21297                 31-1465239
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(State or other jurisdiction     (Commission File No.)   (IRS Employer I.D. No.)
      of incorporation)



                    25 Garfield Place, Cincinnati, Ohio 45202
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (513) 721-0120
                                                    ------------------------




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Item 5.  Other Events.

         On April 3, 2001, Foundation Bancorp, Inc. ("Foundation"), an Ohio corporation, Garfield Acquisition Corp. ("Acquisition Company"), an Ohio corporation, Garfield Acquisition Sub Corp. ("Acquisition Sub"), an Ohio corporation, and George J. Budig ("Budig"), entered into an Agreement and Plan of Reorganization (the "Agreement"). Acquisition Sub is wholly owned by Acquisition Company, and all shares of Acquisition Company are owned by Budig.

         The Agreement sets forth the terms and conditions under which Acquisition Company will acquire all of the issued and outstanding shares of Foundation in exchange for a cash payment of $17.60 per share, subject to rights of dissenting shareholders under Ohio law and to certain further terms, conditions, limitations and procedures set forth in the Agreement. The acquisition will be accomplished through the merger of Acquisition Sub into Foundation (the "Corporate Merger").

         The Agreement provides that each holder of an option to acquire Foundation Stock ("Foundation Option") shall receive the right to a cash payment equal to the difference between $17.60 and the exercise price per share of the Foundation Option, and each holder of an unvested share of Foundation restricted stock that was acquired under the Foundation Savings Bank Recognition and Retention Plan and Trust Agreement shall be entitled to receive a cash payment equal to $17.60 for each share of such restricted stock.

         Consummation of the Corporate Merger is subject to the approval of the stockholders of Foundation and the receipt of all required regulatory approvals, as well as other customary conditions.

         The Agreement and the press release issued by Foundation, Acquisition Company, Acquisition Sub and Budig on April 3, 2001, are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement.

Item 7.  Financial Statements and Exhibits.

                  (a) and (b)  Not applicable.

                  (c)      Exhibits.

                           2 Agreement and Plan of Reorganization, dated as of April 3, 2000, by and among Foundation Bancorp, Inc., Garfield Acquisition Corp., Garfield Acquisition Sub Corp., and George
                                    J. Budig.

                           99       Press Release dated April 3, 2001




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FOUNDATION BANCORP, INC.



                                          By: /s/ Laird L. Lazelle
                                             --------------------------------
                                                  Laird L. Lazelle, President


Date:  April 11, 2000



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                                INDEX TO EXHIBITS


   Exhibit Number                      Description
   --------------                      -----------

         2 Agreement and Plan of Reorganization, dated as of April 3, 2000, by and among Foundation Bancorp, Inc., Garfield Acquisition Corp., Garfield Acquisition Sub Corp., and George
                  J. Budig.

         99       Press Release dated April 3, 2001